Exhibit 99.1

# AGREEMENT AND PLAN OF DISTRIBUTION

THIS AGREEMENT AND PLAN OF DISTRIBUTION ("Agreement") is made this 12th day of June by and between Nuvotec USA, Inc., a Washington corporation (the "Company"), and Vivid Learning Systems, Inc., a Delaware corporation and majority-owned subsidiary of the Company ("Vivid").

## RECITALS

WHEREAS, the Company owns 11,150,707 shares of common stock of Vivid (the "Vivid Common Stock"), comprising approximately 83% of the issued and outstanding Vivid Common Stock;

WHEREAS, the Company, Pacific EcoSolutions, Inc., a Washington corporation and wholly-owned subsidiary of the Company ("PEcoS"), Perma-Fix Environmental Services, Inc., a Delaware corporation (the "Parent") and PESI Transitory, Inc., a Washington corporation ("Merger Sub") have entered into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement") through which the Company will be merged into Merger Sub (the "Merger");

WHEREAS, immediately prior to the Merger, the Company desires to accomplish a spin-off of Vivid (the "Spin-Off") through a distribution of the issued and outstanding stock of Vivid held by the Company to the Company's shareholders (the "Company Shareholders") on a pro rata basis (the "Distribution"); and

WHEREAS, contemporaneously with the Spin-Off and prior to the Merger certain assets and liabilities of the Company other than the Vivid Common Stock will be contributed to a liquidating trust newly formed for the benefit of Company Shareholders to be named the Nuvotrust Liquidating Trust ("Nuvotrust").

## AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. THE PLAN OF DISTRIBUTION.

1.1 Effective Time.

The Distribution shall take place and the Spin-Off shall be effective (the "Effective Time") immediately prior to the Closing (as defined in the Merger Agreement) of the Merger.

1.2 The Distribution.

1.2.1 Distribution of the Vivid Common Stock. The Company shall, as soon as practical after the Effective Time, distribute to the Company Shareholders of record who held the common stock of the Company (the "Company Common Stock") at the Effective Time, certificates issued in the names of the individual Company Shareholders representing the shares of Vivid Common Stock formerly held by the Company. The number of shares of Vivid Common Stock distributed to each Company Shareholder shall be the whole number that equals the product of (a) the aggregate number of shares of Vivid Common Stock held by the Company at the Effective Time and (b) a fraction, the numerator of which shall equal the total number of shares of Company Common Stock held of record by such Shareholder at the Effective Time, and the denominator of which shall equal the total number of

shares of Company Common Stock issued and outstanding at the Effective Time, disregarding fractional shares (assuming, for the purpose of this calculation, that all securities of the Company convertible into shares of Company Common Stock outstanding at the Effective Time have been converted into shares of Company Common Stock). Fractional shares that result from the foregoing shall not be distributed to the Company Shareholders but shall be aggregated and distributed to Nuvotrust to be held, sold or liquidated for the benefit of the Company Shareholders. Attached hereto as Schedule A is the Schedule of Distribution setting forth for each Company Shareholder the number of whole shares to be issued as a result of the Spin-Off in the name of such Company Shareholder and the aggregate of the fractional shares to be contributed to Nuvotrust.

1.2.2 Conditions. The consummation of this Agreement is subject to the following conditions:

(a) The Company and Vivid shall have obtained all orders, rulings, consents or approvals, governmental or otherwise, if any, necessary to permit them to perform this Agreement in accordance with its terms.

(b) At the Effective Time, each party shall furnish to the other all such documents and certificates as shall, in the opinion of counsel, be required to consummate this Agreement.

1.2.3 It is acknowledged and agreed that the Company makes no representation or warranty of any nature or kind in connection with the Vivid Common Stock being distributed pursuant to the terms hereof or any of the assets and/or liabilities being contributed to the Nuvotrust, including, without limitation, the ownership or title of such Vivid Common Stock being distributed to the Company Stockholders or the assets being distributed to the Nuvotrust or that such distributions are in compliance with any or all laws, rules or regulations.

1.2.4 It is also acknowledged and agreed that the Company has not made any representation, warranty or covenant as to the tax effect of any such distributions, and that Vivid and the Company Stockholders have been instructed to consult with their own tax advisors as to the tax consequences of such distributions.

2. INDEMNIFICATION BY VIVID; USE OF VIVID NAME.

2.1 Indemnification.

2.1.1 Vivid shall be liable, and shall pay when due, all liabilities, obligations and responsibilities arising in connection with, relating to, or arising as a result of the business or operations of Vivid, whether incurred by Vivid or by the Company or PEcoS ("Vivid Liabilities").

2.1.2 Vivid does hereby assume and shall pay, when due, all debts, liabilities and obligations arising or incurred or to be incurred, in connection with, or relating to, or as a result of, the business or operations of Vivid, known or unknown, absolute or contingent, no matter how such debts, liabilities or obligations arise, are incurred or to be incurred, whether in the name of Vivid or the Company or PEcoS ("Vivid Business Liabilities").

2.1.3 Vivid shall indemnify, defend and hold harmless the Company, PEcoS, the Parent and the Merger Sub and all of their officers, directors, employees, agents, representatives and affiliates from and against any and all claims, losses, demand, liabilities, damages, penalties, costs and expenses (including, without limitation, reasonable attorneys' fees) arising as a result of or due to or in

connection with, in any manner, the Vivid Liabilities or the Vivid Business Liabilities or Vivid's failure to pay, when due, any of the Vivid Liabilities or the Vivid Business Liabilities.

2.1.4 Vivid hereby releases and forever discharges the Company, PEcoS, the Parent and the Merger Sub, and their respective directors, officers, employees, agents, successors and assigns from and against any and all claims, demands, liabilities, obligations, damages, costs, expenses, actions and causes of action, in law or in equity, known or unknown, of any kind or description, which Vivid ever had or now has against the Company, PEcoS, the Parent or the Merger Sub or any of their directors, officers, employees, agents, or representatives, successors or assigns from the beginning of time to the date of Closing of the Merger.

2.1.5 If any action is brought or any claim is made against a party or controlling person with respect to which indemnity may be sought (the "Indemnified Party"), the Indemnified Party shall, with reasonable promptness after the receipt of information indicating that an action has been or is likely to be instituted or a claim has been or is likely to be made, notify the party from whom indemnification is to be sought (the "Indemnifying Party") in writing of such action or claim and the Indemnifying Party shall have the obligation to assume the defense of such action or claim, including the employment of counsel; provided, however, that the Indemnifying Party shall not be entitled to settle such action or claim on behalf of the Indemnified Party without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld, if, but only if, such settlement would not, in addition to the payment of money, impose an unreasonable and material burden on the Indemnified Party, such as a consent judgment or injunction). Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action or claim or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or claim or such Indemnified Party shall have reasonably concluded that there may be defenses available to it which are different from or in addition to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct any different or additional defense of such action or claim on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. Except as expressly provided above, the Indemnifying Party shall not be liable to any Indemnified Party for legal or other expenses incurred by such Indemnified Party in investigating, preparing or defending against such action or claim subsequent to such time as the Indemnifying Party assumes the defense of such action or claim. Anything in this Section 2.1 to the contrary notwithstanding, no Indemnifying Party shall be liable for any settlement of any such claim or action effected without its written consent. In the event that any actions or claims could result in both parties being liable to the other under these indemnification provisions, the parties shall endeavor, acting reasonably and in good faith, to agree upon a manner of conducting the defense and/or settlement of such action or claim with a view to minimizing the legal expenses and associated costs that might otherwise be incurred by the parties under the provisions of this Section 2.1.5.

2.2 Use of the Vivid Name.

The Company agrees that it will discontinue all use of the name "Vivid" and remove such name from its business as promptly as is reasonably practicable.

## 3. MISCELLANEOUS PROVISIONS OF GENERAL APPLICABILITY.

### 3.1 Entire Agreement.

All prior or contemporaneous oral agreements, contracts, promises, representations and statements, if any, among the parties hereto, or their representatives, are merged into this Agreement and this Agreement shall constitute the entire agreement and understanding among them with respect to the subject matter hereof. No modification or waiver of the terms hereof shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth.

### 3.2 Benefit of Agreement.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors; provided, however, that this Agreement is not assignable, in whole or in part, directly or indirectly, by either party hereto without the written consent of the other which consent shall not be unreasonably withheld.

### 3.3 Further Documents; Compliance; Governmental Approvals.

Both the Company and Vivid shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby. Both the Company and Vivid shall, in connection with entering into this Agreement, performing its obligations hereunder and taking any and all actions relating hereto, (a) comply with all applicable laws, regulations, orders and decrees, (b) obtain all required consents and approvals and make all required filings with any governmental agency, other regulatory or administrative agency, commission or similar authority, and (c) promptly provide the other with all such information as the other may reasonably request in order to be able to comply with the provisions of this section.

### 3.4 Notices.

All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given and received: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page hereof, which includes physical address and fax number. A party may change the address for notification by written notice of the same delivered in accordance herewith.

### 3.5 Arbitration.

If any controversy or claim arising out of this Agreement cannot be settled by the parties, the controversy or claim shall be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association then in effect, and judgment on the award may be entered in any court having jurisdiction. The arbitration shall be conducted in Benton/Franklin County, Washington.

3.6 Attorney Fees.

3.6.1 Vivid shall be liable for, and shall pay, all cost and expenses, including, without limitation, all legal fees incurred or to be incurred by Vivid and/or the Company in connection with this Agreement or the transactions contemplated by this Agreement or the Nuvotrust. It is understood that the Company shall have no liability for costs and expenses (including, without limitation, attorney fees) relating to the transactions contemplated by this Agreement or the Nuvotrust.

3.6.2 If the Company, PEcoS or the Parent maintains or defends any cause of action in connection with or as a result of or relating to this Agreement or the transactions contemplated by this Agreement or is required to seek legal counsel as a result of or in connection herewith, Vivid shall reimburse the Company, PEcoS and/or the Parent for any and all reasonable attorneys' fees and costs incurred or to be incurred as a result thereof.

3.7 Governing Law.

The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

3.8 Headings.

The headings appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.

3.9 Severability.

The parties agree that if any provision of this Agreement shall under any circumstances be deemed invalid or inoperative, this Agreement shall be construed with the invalid or inoperative provision deleted, and the rights and obligations of the parties shall be construed and enforced accordingly.

3.10 Counterparts.

This Agreement may be executed in one or more counterparts, all of which shall be considered but one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party. A facsimile signature of this Agreement shall be as effective as an original.

*[Remainder of this page intentionally left blank.]*

**AGREEMENT AND PLAN OF DISTRIBUTION – SIGNATURE PAGE**

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first set forth above.

NUVOTEC USA, INC.

By /s/ Robert L. Ferguson
Robert L. Ferguson, CEO

Address:

121 Fairwood Court
Richland, Washington 99352
Facsimile: (509) 943-5528
Attn: Mr. Robert L. Ferguson

VIVID LEARNING SYSTEMS, INC.

By /s/ Christopher L. Britton
Christopher L. Britton, CEO

Address:

5728 Bedford Street
Pasco, Washington 99301
Facsimile: (509) 542-8869
Attn: Christopher L. Britton